Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO

RECEIVABLES FINANCING AGREEMENT

This AMENDMENT NO. 1 TO RECEIVABLES FINANCING AGREEMENT, dated as of April 26, 2024 (this “Amendment”), among ONCOR RECEIVABLES LLC, a Delaware limited liability company, as Borrower (the “Borrower”), ONCOR ELECTRIC DELIVERY COMPANY LLC, a Delaware limited liability company, in its individual capacity (“Oncor”) and as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”), the Group Agents and Lenders party hereto, and MUFG BANK, LTD. (“MUFG”), as a Committed Lender, as a Group Agent and as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto have heretofore entered into that certain Receivables Financing Agreement, dated as of April 28, 2023 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”);

WHEREAS, concurrently herewith, the Borrower, the Servicer, the Group Agents, the Lenders and the Administrative Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”); and

WHEREAS, the parties hereto seek to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto agree as follows:

A G R E E M E N T:

1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) Section 1.01 of the Agreement.

2. Amendments to the Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:

(a) The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Agreement is hereby amended by deleting the reference to the date “April 28, 2026” where it appears therein and inserting the date “April 28, 2027” in lieu thereof.

(b) Section 9.01(f) of the Agreement is hereby amended by deleting the percentage “1.00%” where it appears therein and inserting the percentage “2.00%” in lieu thereof.

3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof, upon satisfaction of each of the following conditions precedent:

(a) Execution of the Amendment. The Administrative Agent shall have received executed counterparts of this Amendment duly executed by each of the parties hereto.

(b) Execution of Fee Letter. The Administrative Agent shall have received executed counterparts of the Fee Letter duly executed by each of the parties thereto.

(c) Receipt of Upfront Fee. The Administrative Agent shall have received evidence that the Upfront Fee (as defined in the Fee Letter) has been received by each Group Agent.

4. Certain Representations and Warranties. The Borrower and the Servicer represents and warrants to each Credit Party as of the date hereof, as follows:

(a) Representations and Warranties. Its respective representations and warranties contained in the Agreement and each other Transaction Document to which it is a party are true and correct in all material respects on and as of the date hereof or, if such representations and warranties by their terms refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(b) Power and Authority; Due Authorization. That it (i) has all necessary limited liability company power and authority to (A) execute and deliver this Amendment and the Fee Letter and (B) perform its obligations under this Amendment, the Fee Letter, the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary limited liability company action, the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Fee Letter, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party.

(c) Binding Obligations. This Amendment, the Fee Letter, the Agreement (as amended hereby), and each of the other Transaction Documents to which it is a party constitutes legal, valid and binding obligations of the Borrower and the Servicer, as applicable, enforceable against the Borrower and the Servicer, as applicable, in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d) No Event of Default or Unmatured Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, and no Event of Default or Unmatured Event of Default would result from this Amendment, the Fee Letter or the transactions contemplated hereby or thereby.

(e) Sales under the Purchase and Sale Agreement. No Originator has provided written notice to the Borrower or the Administrative Agent of its election to terminate sales of Receivables under the Purchase and Sale Agreement.

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(f) No Borrowing Base Deficit. No Borrowing Base Deficit exists or would exist after giving effect to this Amendment or the transactions contemplated hereby.

5. Reference to and Effect on the Agreement and the Other Transaction Documents.

(a) From and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Receivables Financing Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Agreement, shall mean and be, a reference to the Agreement, as amended hereby.

(b) It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Agreement, any other Transaction Document or any of the rights, obligations or liabilities thereunder. The Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the Administrative Agent or any other Credit Party under, nor constitute a waiver of or amendment to, any other provision or condition under, the Agreement or any other Transaction Document.

6. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses (including reasonable Attorney Costs) of the Administrative Agent and the other Credit Parties, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, the Fee Letter and the transactions contemplated hereby or thereby.

7. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

8. Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

9. Integration. This Amendment, the Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

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10. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12. Mutual Negotiations. This Amendment is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Amendment or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Amendment, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

13. Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ONCOR RECEIVABLES LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Treasurer

ONCOR ELECTRIC DELIVERY COMPANY LLC, as the Servicer

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

S-1	Amendment No. 1 to RFA

MUFG BANK, LTD.,
as Administrative Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD.,
as Group Agent for the MUFG Group

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD.,
as a Committed Lender

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Lender

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

S-2	Amendment No. 1 to RFA

SMBC NIKKO SECURITIES AMERICA, INC.,
as Group Agent for the SMBC Group

By:	/s/ Takashi Fueno
Name:	Takashi Fueno
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Lender

By:	/s/ Alkesh Nanavaty
Name:	Alkesh Nanavaty
Title:	Executive Director

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Lender

By:	MAF Receivable Corp., its Member

By:	/s/ Irina Khaimova
Name:	Irina Khaimova
Title:	Vice President

S-3	Amendment No. 1 to RFA

ROYAL BANK OF CANADA,
as Group Agent for the RBC Group

By:	/s/ Veronica L. Gallagher
Name:	Veronica L. Gallagher
Title:	Authorized Signatory

ROYAL BANK OF CANADA,
as a Committed Lender

By:	/s/ Veronica L. Gallagher
Name:	Veronica L. Gallagher
Title:	Authorized Signatory

By:	/s/ Kimberly L. Wagner
Name:	Kimberly L. Wagner
Title:	Authorized Signatory

THUNDER BAY FUNDING, LLC,
as a Conduit Lender

By:	/s/ Veronica L. Gallagher
Name:	Veronica L. Gallagher
Title:	Authorized Signatory

S-4	Amendment No. 1 to RFA